UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2016
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JIVE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)
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Commission File Number: 001-35367

Delaware	42-1515522
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200, Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-319-1920
Former name or former address if changed since last report: no change
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On May 10, 2016, Jive Software, Inc. (“Jive” or the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2016. In the press release, Jive also announced that it would be holding a conference call on May 10, 2016 to discuss its financial results for the quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Jive is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 2.05    Costs Associated with Exit or Disposal Activities
On May 5, 2016, Jive’s board of directors approved a realignment plan designed to ensure Jive has the correct cost structure and go-to-market strategies in place to achieve the Company’s desired corporate and operating results going forward as well as align its operations with evolving business needs and improve efficiencies. The restructuring plan includes a reduction in the Company’s workforce that will result in the termination of approximately 14% of the Company’s personnel across its global operations. Jive expects the reduction in its workforce associated with this restructuring program to be completed by the third quarter of 2016. Accordingly, Jive expects to incur charges of approximately $4.0 million, substantially all of which are related to employee severance and benefits. Jive expects to recognize these charges in the second quarter of 2016 and expects substantially all of the charges to entail cash expenditures.
Forward-Looking Statements
Item 2.05 of this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions as well as the proposed measures and the expected timing and estimated amount of charges related thereto. These forward-looking statements involve risks and uncertainties, and actual results could differ materially from those predicted by such forward-looking statements. These risks and uncertainties include, but are not limited to, changes in the business and competitive environment in which Jive operates; the timing and execution of measures that may be subject to local labor law requirements; assumptions related to severance costs; new business initiatives and changes in product roadmap and development; and/or assumptions related to cost savings, product demand and operating efficiencies. They also include other risks detailed from time to time in Jive’s publicly filed documents, including its Forms 10-K, 10-Q and 8-K. Any forward-looking statements are and will be based upon Jive’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Jive undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits
The following exhibit is attached hereto and this list is intended to constitute the exhibit index:
99.1    Press release dated May 10, 2016 regarding the first quarter 2016 financial results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2016		JIVE SOFTWARE, INC.

	By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc
EVP and Chief Financial Officer